FOURTH AMENDMENT dated as of October 2, 1998 (this "Fourth
Amendment"), to the Credit Agreement referred to below among OAK INDUSTRIES INC., a Delaware corporation (the "Borrower"), the lenders party hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


A. The parties hereto have entered into a Credit Agreement dated as of November 1, 1996 (as amended, the "Credit Agreement").

B. The Borrower has requested that certain terms of the Credit Agreement be amended, and the Required Lenders are willing, on the terms and subject to the conditions set forth below, to agree to amend the Credit Agreement as provided herein.

C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendment of Section 2.22(a). The first sentence of Section 2.22(a) is hereby amended by inserting the words "or any Guarantor" immediately following the words "for the account of the Borrower".

SECTION 2. Amendment of Section 6.01. Clauses (h) and (i) of Section 6.01 of the Credit Agreement are hereby amended to read in their entireties as follows:

"(h) Indebtedness of Foreign Subsidiaries to persons that are not the Borrower or Guarantors not in excess of $25,000,000 principal amount at any time outstanding;

(i) Indebtedness of Foreign Subsidiaries to the Borrower or Guarantors;
and".

SECTION 3. Amendment of Section 6.04(g). Section 6.04(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

" (g) additional loans and advances from the Borrower or any Guarantor to Foreign Subsidiaries in an aggregate principal amount outstanding at any time not in excess of $100,000,000 minus the aggregate consideration paid by the Borrower and the Subsidiaries after the date hereof in connection with Permitted Other Acquisitions that relate to Foreign Subsidiaries;".

SECTION 4. Amendment of Section 6.05(c). Section 6.05(c) of the Credit Agreement is hereby amended by deleting the reference to "$60,000,000" and substituting in lieu thereof "$100,000,000".

SECTION 5. Amendment of Section 6.05(d). Section 6.05(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

" (d) the sale by the Borrower or any Subsidiary of the assets of or Capital Stock in O/E/N/India Ltd., Harper-Wyman Company and OakGrigsby Inc.; and".

SECTION 6. Amendment of Section 6.06(a)(iv). Section 6.06(a)(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

"(iv) the Borrower may repurchase its common stock for aggregate consideration paid by the Borrower not in excess of $75,000,000 for all such purchases after the date of this Agreement".

SECTION 7. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

(i) Before and after giving effect to this Fourth Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(ii) Before and after giving effect to this Fourth Amendment, no Event of Default or Default has occurred and is continuing.

SECTION 8. Conditions to Effectiveness. This Fourth Amendment shall become effective when the Administrative Agent shall have received counterparts of this Fourth Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 9. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a Amendment of, or otherwise affect the rights and remedies of the Lenders and the Administrative Agent under the Credit Agreement, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

SECTION 10. Applicable Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Counterparts. This Fourth Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Fourth Amendment

SECTION 12. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Fourth Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine and Moore, counsel for the Administrative Agent.


IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                         OAK INDUSTRIES INC.,

                         by
                           -------------------------
                           Name:
                           Title:

                         THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                         by
                           -------------------------
                           Name:
                           Title:

                         ABN AMRO BANK N.V., Boston Branch,

                         by:  ABN AMRO North America, Inc., as Agent

                         by
                           -------------------------
                           Name:
                           Title:

                         by
                           -------------------------
                           Name:
                           Title:

                         NATIONSBANK OF TEXAS, N.A.,

                         by
                            -------------------------
                            Name:
                            Title:

                         LTCB TRUST CO.,

                         by
                           -------------------------
                           Name:
                           Title:

                         THE ROYAL BANK OF SCOTLAND PLC - NEW YORK BRANCH,

                         by
                           -------------------------
                           Name:
                           Title:

                         BANKBOSTON, N.A. (f/k/a The First National Bank of Boston),

                         by
                           -------------------------
                           Name:
                           Title:


                         BHF-BANK AKTIENGESELLSCHAFT,

                         by
                           -------------------------
                           Name:
                           Title:

                         by
                           -------------------------
                           Name:
                           Title:

                         MELLON BANK, N.A.,

                         by
                           -------------------------
                           Name:
                           Title:

                         FIRST UNION NATIONAL BANK (f/k/a/ First Union National Bank of North Carolina),

                         by
                           -------------------------
                           Name:
                           Title:

                         FLEET NATIONAL BANK,

                         by
                           -------------------------
                           Name:
                           Title:

                         CREDIT LYONNAIS NEW YORK BRANCH,

                         by
                           -------------------------
                           Name:
                           Title: